UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 8, 2005
LAMAR ADVERTISING COMPANY
LAMAR MEDIA CORP.
(Exact name of registrants as specified in their charters)

Delaware Delaware	0-30242 1-12407	72-1449411 72-1205791
(States or other jurisdictions of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)
5551 Corporate Boulevard, Baton Rouge, Louisiana 70808
(Address of principal executive offices and zip code)
(225) 926-1000
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On December 8, 2005, the Board of Directors of Lamar Advertising Company (the “Company”) approved the Lamar Deferred Compensation Plan (the “New Plan”). The New Plan is an amendment and restatement of the Lamar Texas Limited Partnership Its Affiliates and Subsidiaries Deferred Compensation Plan (the “Old Plan”) and the terms of the New Plan will supersede the terms of the Old Plan. The Old Plan was amended (1) to comply with the requirements of Section 409A of the Internal Revenue Code applicable to deferred compensation (“Section 409A”) and (2) to reflect changes in the administration of the Plan. The Company’s Board of Directors also approved the adoption of a grantor trust (the “Trust”) pursuant to which amounts may be set aside, but remain subject to claims of the Company’s creditors, for payments of liabilities under the New Plan, including amounts contributed under the Old Plan.
The New Plan is intended to provide a select group of management or highly-compensated employees with additional compensation, payment of which is deferred until a later date. The Company may make certain specified contributions to participants in the New Plan each year. The investment of these amounts will be directed by the participants. In general, a participant’s account will be paid to him/her upon the earlier to occur of death, disability or a separation from service. The New Plan also provides that it will be operated in accordance with Section 409A.
The Plan will be administered by the Compensation Committee of the Company’s Board of Directors and governed under Louisiana law.
The Company intends to maintain the Trust for the purpose of tracking and accruing amounts to pay benefits under the New Plan. Amounts contributed under the Old Plan will be transferred to the Trust. Participants will have no right to any assets of the Trust.
The descriptions set forth above do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan attached hereto as Exhibit 10.1 and the form of Trust Agreement for the Lamar Deferred Compensation Plan attached hereto as Exhibit 10.2, each of which are incorporated herein by reference.
Item 1.02 Termination of a Material Definitive Agreement.
The information in Item 1.01 above is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit
No.	Description
10.1	Lamar Deferred Compensation Plan, as adopted on December 8, 2005. Filed herewith.

10.2	Form of Trust Agreement for the Lamar Deferred Compensation Plan. Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: December 14, 2005	LAMAR ADVERTISING COMPANY
	By:	/s/ Keith A. Istre
Keith A. Istre
Treasurer and Chief Financial Officer

LAMAR MEDIA CORP.
By:	/s/ Keith A. Istre
Keith A. Istre
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
10.1	Lamar Deferred Compensation Plan, as adopted on December 8, 2005. Filed herewith.

10.2	Form of Trust Agreement for the Lamar Deferred Compensation Plan. Filed herewith.